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                                                                   EXHIBIT 10.35




                 Approved by Assistant Benefits Officer 12/16/05

                                 AMENDMENT NO. 4
                                     TO THE
                                TIME WARNER INC.
                           DEFERRED COMPENSATION PLAN
                   (AMENDED AND RESTATED AS OF AUGUST 1, 2001)


1.       A new Section 5.14 is hereby added to Article V to read as follows:

         5.14 ELECTION CHANGES IN 2005. Participants who made an election to defer any portion of their bonus to be earned in 2005 and payable in 2006 or to defer any portion of a long term incentive plan award payable in 2006 may elect to amend their deferral election to provide that a greater portion (or all) of such bonus or long term incentive plan award amounts will be paid to the Participant in 2006 upon the regularly scheduled bonus or long term incentive plan award payment dates. Any such election change must be made by the Participant on or prior to December 31, 2005 in a manner consistent with the transition relief rules promulgated by the Treasury Department under Section 409A of the Code and pursuant to the terms established by the Benefits Officer.

2.       This amendment is effective as of January 1, 2005.